UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 12, 2008

Citigroup Commercial Mortgage Trust 2008-C7

(Exact Name of the Issuing Entity)

Citigroup Commercial Mortgage Securities Inc.

(Exact Name of Registrant as Specified in Its Charter)

Citigroup Global Markets Realty Corp. and Goldman Sachs Mortgage Company

(Exact Name of Sponsor as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

333-141648-01 (Commission File Number)	86-1073506 (IRS Employer Identification No. of Registrant)

388 Greenwich Street New York, New York (Address of Principal Executive Offices)	10013 (Zip Code)

Registrant’s telephone number, including area code (212) 816-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Shell Company Transactions:

Not applicable.

(d) Exhibits:

Exhibit No.	Description
1.1

Underwriting Agreement dated as of April 11, 2008, among Citigroup Commercial Mortgage Securities Inc. as seller, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated as underwriters.

4.1

Pooling and Servicing Agreement dated as of April 1, 2008, among Citigroup Commercial Mortgage Securities Inc. as depositor, Midland Loan Services, Inc. as master servicer no. 1, Capmark Finance Inc. as master servicer no. 2, LNR Partners, Inc. as special servicer and Wells Fargo Bank, National Association as trustee.

4.2

Pooling and Servicing Agreement dated as of October 1, 2007, among Greenwich Capital Commercial Funding Corp. as depositor, Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer and LaSalle Bank, National Association as trustee. [1]

4.3

Pooling and Servicing Agreement dated as of November 1, 2007, among Deutsche Mortgage & Asset Receiving Corporation as depositor, Capmark Finance Inc. as master servicer, LNR Partners, Inc. as special servicer and Wells Fargo Bank, N.A. as trustee. [2]

______________
[1]	Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 333-131400-03) filed with the Commission on October 30, 2007.
[2]	Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 333-130390-05) filed with the Commission on August 29, 2007.

5.1	Opinion of Thacher Proffitt & Wood LLP with respect to legality.
8.1	Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).
23.1	Consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1).
99.1	Mortgage Loan Purchase Agreement dated as of April 11, 2008, between Citigroup Global Markets Realty Corp. as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.
99.2	Mortgage Loan Purchase Agreement dated as of April 11, 2008, between Goldman, Sachs Mortgage Company as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 12, 2008

CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
By:	/s/ Angela Vleck
Name: Angela Vleck
Title: Vice President

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.	Description
1.1

Underwriting Agreement dated as of April 11, 2008, among Citigroup Commercial Mortgage Securities Inc. as seller, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated as underwriters.

4.1

Pooling and Servicing Agreement dated as of April 1, 2008, among Citigroup Commercial Mortgage Securities Inc. as depositor, Midland Loan Services, Inc. as master servicer no. 1, Capmark Finance Inc. as master servicer no. 2, LNR Partners, Inc. as special servicer and Wells Fargo Bank, National Association as trustee.

4.2

Pooling and Servicing Agreement dated as of October 1, 2007, among Greenwich Capital Commercial Funding Corp. as depositor, Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer and LaSalle Bank, National Association as trustee.[1]

4.3

Pooling and Servicing Agreement dated as of November 1, 2007, among Deutsche Mortgage & Asset Receiving Corporation as depositor, Capmark Finance Inc. as master servicer, LNR Partners, Inc. as special servicer and Wells Fargo Bank, N.A. as trustee.[2]

5.1	Opinion of Thacher Proffitt & Wood LLP with respect to legality.
8.1	Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).
23.1	Consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1).
99.1	Mortgage Loan Purchase Agreement dated as of April 11, 2008, between Citigroup Global Markets Realty Corp. as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.
99.2	Mortgage Loan Purchase Agreement dated as of April 11, 2008, between Goldman Sachs Mortgage Company as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.
______________
[1]	Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 333-131400-03) filed with the Commission on October 30, 2007.
[2]	Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 333-130390-05) filed with the Commission on August 29, 2007.